Land Use Right	12 Months Ended
Sep. 30, 2021
Land Use Right [Abstract]
LAND USE RIGHT

9. LAND USE RIGHT

On March 12, 2021, Jiangsu EZGO entered into an Asset Purchase Arrangement Agreement with Benlin Huang, an individual, and Tianjin Jiahao, a non-affiliated third party, pursuant to which Jiangsu EZGO agreed to purchase certain land and plants of Tianjin Jiahao for the Company’s future production and business development. On April 2, 2021, Jiangsu EZGO received a written Notice of Assignment, pursuant to which Benlin Huang assigned and transferred all of his rights, titles, and obligations under the Asset Purchase Arrangement Agreement to Shanghai Mingli. On April 19, 2021, Jiangsu EZGO entered into a Shares Purchase Agreement with Shanghai Mingli and Tianjin Jiahao pursuant to which Jiangsu EZGO obtained the right to purchase 100% of the outstanding shares of Shanghai Mingli. On June 28, 2021, Jiangsu EZGO has completed the asset acquisition of Tianjin Jiahao with an aggregate consideration of approximately US$10.16 million, and Tianjin Jiahao became Jiangsu EZGO’s wholly owned subsidiary. For the recent five years, Tianjin Jiahao did not have employee or generate any revenue; and the assets of Tianjin Jiahao only consisted of buildings and land-used right, which was considered it inputs, thus, according to ASC 805-10-55-3A&4, Tianjin Jiahao was not a business. The acquisition of Tianjin Jianhao was accounted for as asset acquisition. The purchase price was allocated to the buildings and land use right based on their respective fair values. The land use right is in Tianjin city, Hebei province. The remaining land use right has a term of 36.5 years and will expire on December 4, 2057. For the year ended September 30, 2021, the Company recognized amortization expense of $ 30,804.

The following table presents future amortization as of September 30, 2021:

Years ending September 30,	Amount
2022	$123,217
2023	123,217
2024	123,217
2025	123,217
2026 and thereafter	4,017,981
$4,510,849